41 South High Street

Columbus, Ohio 43215

April 20, 2012

Dear Huntington New Economy Fund Shareholders,

We are writing to inform you that the Huntington New Economy Fund (“New Economy Fund”) will be acquired by the Huntington Mid Corp America Fund (“Mid Corp America Fund”) this May. This is the result of an Agreement and Plan of Reorganization (the “Plan”) that allows for the transfer of all of the assets of the New Economy Fund to the Mid Corp America Fund. The Plan was approved recently by the Huntington Funds Board of Trustees.

We are making this change as part of our ongoing efforts to meet shareholders’ needs effectively. Combining these two Funds into one is designed to achieve operating efficiencies by spreading fixed costs over a larger pool of assets. After the reorganization is finished, the Mid Corp America Fund may achieve operating efficiencies because it will have a greater level of assets. In addition, the anticipated expense ratios, fees and expenses of the Mid Corp America Fund will be lower than those of the New Economy Fund. As a result, these costs will be reduced for New Economy Fund shareholders. This reorganization is a more cost effective option for New Economy Fund shareholders than the liquidation of the New Economy Fund.

The reorganization will not result in the dilution of shareholders' interest. In addition, the investment objective, policies and restrictions of the Mid Corp America Fund are similar to those of the New Economy Fund. The Mid Corp America Fund will be managed by the same Advisor that managed the New Economy Fund. Similar investment strategies and techniques to those that were used in managing the New Economy Fund immediately before the reorganization will be used by the Advisor when managing the Mid Corp America Fund. The investment objectives of the Mid Corp America Fund and the New Economy Fund are identical, as they both seek long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities that can convert into common stocks (such as convertible bonds and convertible preferred stocks). Both Funds are invested primarily in mid cap equities.

Please be assured that shareholders won’t pay any special processing fees due to this combination and won’t recognize any capital gains or losses as the result of this non-taxable event. Any income and or capital gains distributions (if necessary) from the New Economy Fund will be made to its shareholders before the merger date.

As a shareholder of the New Economy Fund, you may redeem your shares until the closing date of the reorganization, which will be May 18, 2012. If you do not redeem your shares prior to the reorganization, you will automatically receive shares of the Mid Corp America Fund in the place of your New Economy Fund shares. The number of Mid Corp America Fund shares you receive may differ from the number of New Economy Fund shares that you owned because the Funds have different net asset values. However, the total value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization.

If you have questions, you are welcome to call Huntington Funds Shareholder Services at 800-253-0412. We appreciate you as an investor in Huntington Funds and we look forward to assisting you with your investments.

Randy Bateman

Chief Investment Officer, Huntington National Bank

President, Huntington Asset Advisors, Inc.

Acquisition of Assets and Liabilities of

HUNTINGTON NEW ECONOMY FUND

a series of

The Huntington Funds

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(800)253-0412

By and in Exchange for Shares of

HUNTINGTON MID CORP AMERICA FUND

a series of

The Huntington Funds

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(800)253-0412

PROSPECTUS/INFORMATION STATEMENT

Dated April 20, 2012

This document is a prospectus/information statement (“Prospectus/Information Statement”). This Prospectus/Information Statement is being furnished to shareholders of the Huntington New Economy Fund (“Huntington New Economy” or “Acquired Fund”), a series of the Huntington Funds (the “Trust”), in connection with the approval by the Board of Trustees (“Board,” the members of which are referred to in this Prospectus/Information Statement as “Trustees”) of the Trust of an Agreement and Plan of Reorganization.

The Trust is organized as an Delaware statutory trust, and is not required to hold an annual meeting of its shareholders.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

GENERAL

Huntington New Economy’s Board has approved an Agreement and Plan of Reorganization (the “Reorganization Plan” or the “Plan”), a copy of which is attached as Exhibit A to this Prospectus/Information Statement, providing for the transfer of all of the assets of Huntington New Economy to the Huntington Mid Corp America Fund (“Huntington Mid Corp” or “Acquiring Fund”), a series of the Trust (such actions taken in accordance with the Reorganization Plan being the “Reorganization”). The transfer is (a) an exchange of your shares of Huntington New Economy for shares of Huntington Mid Corp, which would be distributed pro rata by Huntington New Economy to the holders of its shares in complete liquidation of Huntington New Economy, and (b) the assumption by Huntington Mid Corp of all of the liabilities of Huntington New Economy. The total value of your investment will not change as a result of the Reorganization.

This Prospectus/Information Statement is being mailed or given to shareholders starting on or about April 20, 2012.

This Prospectus/Information Statement explains concisely the information about Huntington Mid Corp that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Huntington New Economy:	How to Obtain this Information:

Prospectus of the Trust relating to Huntington New Economy, dated May 2, 2011, as supplemented	Copies are available upon request and without charge if you:

Statement of Additional Information of the Trust relating to Huntington New Economy, dated May 2, 2011	• Visit www.huntingtonfunds.com on the internet; or

Annual Report of the Trust relating to Huntington New Economy for the year ended December 31, 2011	• Write to The Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110; or

• Call (800) 253-0412 toll-free.

Information about Huntington Mid Corp:	How to Obtain this Information:

Prospectus of the Trust relating to Huntington Mid Corp, dated May 2, 2011, which accompanies this Prospectus/Information Statement	Copies are available upon request and without charge if you:

Statement of Additional Information of the Trust relating to Huntington Mid Corp, dated May 2, 2011	• Visit www.huntingtonfunds.com on the internet; or

Annual Report of the Trust relating to Huntington Mid Corp for the year ended December 31, 2011	• Write to The Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110; or

• Call (800) 253-0412 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated April 20, 2012, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you:

• Write to The Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110; or

• Call (800) 253-0412 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information contained in the Prospectus of Huntington New Economy dated May 2, 2011 (SEC File No. 811-5010) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Huntington Mid Corp contained in the Prospectus of the Trust dated May 2, 2011 (SEC File No. 811-5010) also is incorporated by reference in this document. The Statement of Additional Information dated April 20, 2012, relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to Huntington New Economy and Huntington Mid Corp for the year ended December 31, 2011, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Huntington Mid Corp:

*	is not a deposit of, or guaranteed by, any bank

*	is not insured by the FDIC, the Federal Reserve Board or any other government agency

*	is not endorsed by any bank or government agency

*	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

Reasons for The Reorganization

The Reorganization will combine two series of the Trust with similar investment objectives, Huntington New Economy and Huntington Mid Corp (each, a “Fund”, and together, the “Funds”), into one and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets in the surviving Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by Huntington Asset Advisors, Inc. (the “Advisor”). In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of Huntington New Economy and its shareholders, and that the interests of the shareholders of Huntington New Economy would not be diluted as a result of effecting the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided by management of the Trust and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of Huntington New Economy, including the benefits of Huntington New Economy joining Huntington Mid Corp to create a larger combined entity. The Trustees reviewed the historical performance record of each Fund and also noted that the Huntington Mid Corp outperformed the Huntington New Economy for the one-, three- and five-year periods ended December 31, 2011. Upon completion of the Reorganization, Huntington Mid Corp may achieve operating efficiencies because it will have a greater level of assets. As of December 31, 2011, Huntington New Economy and Mid Corp Fund’s total assets were approximately $18 million and $128 million, respectively. If the Reorganization is completed, Huntington Mid Corp is expected to have total assets of approximately $146 million. The Trustees considered the similarity of investment objectives and relative performance of the Funds. The Trustees also reasoned that the Reorganization would likely result in lower expenses to the Huntington New Economy shareholders due to Huntington Mid Corp having lower Management Fees and Total Annual Fund Operating Expenses.

In addition, the Trustees considered, among other things:

*	the fact that Huntington New Economy has lacked the necessary assets to operate cost-effectively;

*	the investment objective, policies and restrictions of Huntington Mid Corp are similar to those of Huntington New Economy, and Huntington Mid Corp will be managed by the same Advisor and in accordance with similar investment strategies and techniques utilized in managing Huntington New Economy immediately prior to the Reorganization;

*	the terms and conditions of the Reorganization;

*	the fact that the Reorganization would not result in the dilution of shareholders' interests;

*	the expense ratios, fees and expenses of Huntington New Economy and the fact that the anticipated expense ratios, fees and expenses of Huntington Mid Corp will be lower than Huntington New Economy’s;

*	the investment objective and policies of each Fund;

*	the composition of each Fund's portfolio;

*	the differences in the risks of each Fund;

*	the fact that Huntington Mid Corp has better performance than Huntington New Economy over the one-, three- and five-year periods ending December 31, 2011;

*	the potential benefits to shareholders, including operating efficiencies that may be achieved from the Reorganization;

*	the fact that Huntington Mid Corp will assume all of the liabilities of Huntington New Economy;

*	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

*	alternatives available to shareholders of Huntington New Economy, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees of the Trust discussed with counsel to the Disinterested Trustees the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Huntington New Economy and its shareholders. Consequently, they approved the Plan on behalf of the shareholders of Huntington New Economy.

The Trustees of the Trust have also approved the Plan on behalf of Huntington Mid Corp.

Summary of the Agreement and Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, a form of which is set forth in Exhibit A to this Prospectus/Information Statement, and which we encourage you to read in its entirety.

The Reorganization is expected to take effect on or about May 18, 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

General Information

The Reorganization Plan provides that all of the assets of Huntington New Economy will be acquired by Huntington Mid Corp in exchange for shares of Huntington Mid Corp and the assumption by Huntington Mid Corp of all of the liabilities of Huntington New Economy on or about May 18, 2012 or such other date as may be agreed upon by the parties (the "Closing Date").

The number of full and fractional shares of each class of Huntington Mid Corp to be received by shareholders of Huntington New Economy will be determined by multiplying the number of outstanding full and fractional shares of each class of Huntington New Economy by a factor which shall be computed by dividing the net asset value (“NAV”) per share of Huntington New Economy by the NAV per share of the corresponding class of shares of Huntington Mid Corp. These computations will take place as of the Closing Date. The NAV per share of Huntington Mid Corp and Huntington New Economy will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

Immediately thereafter, Huntington New Economy will liquidate and distribute the shares received from Huntington Mid Corp to its shareholders. This will be accomplished by opening an account on the books of

Huntington Mid Corp in the name of each shareholder of record of Huntington New Economy and transferring Huntington Mid Corp shares to each such account in complete liquidation of Huntington New Economy. Each account will represent the pro rata number of full and fractional shares of Huntington Mid Corp due to the respective Huntington New Economy shareholders. All issued and outstanding shares of Huntington New Economy will be canceled. The shares of Huntington Mid Corp to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Huntington New Economy will be terminated.

Until the Closing Date, shareholders of Huntington New Economy will continue to be able to redeem their shares at the NAV per share next determined after receipt by Huntington New Economy’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of Huntington New Economy will be canceled on the books of Huntington New Economy, and the share transfer books of Huntington New Economy will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of Huntington Mid Corp that they receive in the transaction at their then-current NAV. Shareholders of Huntington New Economy may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of Huntington Mid Corp in the Reorganization.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions include receipt by the Board and the Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees.

In the proposed Reorganization, shareholders of Huntington New Economy will receive shares of Huntington Mid Corp and will be able to purchase, redeem and exchange shares and receive distributions the same way as they currently do with respect to their shares of Huntington New Economy.

Prior to or at the completion of the Reorganization, Huntington New Economy and Huntington Mid Corp will have each received an opinion from the law firm of Sullivan & Worcester LLP that the reorganization intends to qualify as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is believed that no gain or loss generally will be recognized by Huntington New Economy or Huntington Mid Corp or their respective shareholders. See “Federal Income Tax Consequences” for more information on the federal tax consequences of the Reorganization.

At a meeting held on January 17, 2012, the Board approved the Reorganization Plan, finding that the Reorganization is in the best interests of Huntington New Economy and its shareholders.

Comparison of the Huntington New Economy and Huntington Mid Corp Funds

Investment Objectives: Principal Investment Strategies and Risks

The investment objectives of Huntington Mid Corp and Huntington New Economy are identical. Each Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks.

Except for the percentage of total assets invested in equity securities, the investment strategies of each Fund are similar.

For detailed information about the principal investment strategies and risks of Huntington Mid Corp, as well as each of its investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for Huntington Mid Corp, which is incorporated herein by reference.

The following summarizes a comparison of the Funds with respect to their principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each respective Fund.

Huntington New Economy

Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

The Fund seeks to invest in “new economy companies” by identifying companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies. “New Economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or improved products or processes.

The Fund generally takes a growth approach to selecting stocks, identifying companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Screens based upon quantitative models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables. Sector weights reflect the ongoing sector weights of the Standard & Poor’s MidCap 400 Growth Index benchmark, input from the Investment Policy Committee of Huntington Bank, and expectations of sector out-performance or underperformance derived from quantitative and other sources. As of December 31, 2011, the companies in the Standard & Poor’s MidCap 400 Growth Index had a total market capitalization range of approximately $894 million to $8.0 billion.

The Fund may invest in companies of any size. The Fund reserves the right to invest up to 35% of total assets in other securities, such as corporate bonds and government securities. The Fund may also invest in convertible bonds and convertible preferred stocks.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Huntington Mid Corp

The Fund normally invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are those companies with market capitalizations at the time of purchase in the range of companies in the Russell Midcap Index (“RMCI”) or the Standard & Poor’s MidCap 400 Index (“S&P 400”). As of December 31, 2011, the companies in the RMCI had a total market capitalization range of approximately $117 million to $20.5 billion. As of December 31, 2011, the companies in the S&P 400 had a total market capitalization range of approximately $490 million to $7.5 billion.

In managing the Fund’s portfolio, the Advisor emphasizes mid cap companies with above-average growth potential or with temporarily depressed prices. Evaluation techniques the Advisor typically uses in selecting individual securities include fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis will focus on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. The Fund may also invest in convertible bonds and convertible preferred stocks.

Principal Risks

The Principal Risks of investing in the Funds are as follows:

Huntington Mid Corp and Huntington New Economy

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Huntington New Economy

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as technology-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk.

Fees and Expenses

The Reorganization is expected to result in an overall decrease in annual fund operating expenses. The investment management fee charged by the Advisor for Huntington Mid Corp will be lower than the investment management fee charged for Huntington New Economy and the fee rates to be charged by the various service providers to Huntington Mid Corp are commensurate with or lower than the fee rates charged to Huntington New Economy. More detailed information about the annual fund operating expenses for the each Fund is set forth in the Prospectus.

The following tables show the various sales charges, fees and expenses that you may pay for buying, holding and redeeming shares of each Fund.

Huntington Mid Corp

	Trust Shares	Class A Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

	Trust Shares	Class A Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses (including shareholder services fee)	0.57%	0.57%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.33%	1.58%

Huntington New Economy

	Trust Shares	Class A Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

	Trust Shares	Class A Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	0.25%
Other Expenses (including shareholder services fee)	0.70%	0.70%
Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	1.57%	1.82%

Huntington Mid Corp (Pro Forma)

	Trust Shares	Class A Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

	Trust Shares	Class A Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses (including shareholder services fee)	0.58%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.34%	1.59%

The tables below show examples that are intended to help you compare the cost of investing in the Funds and Huntington Mid Corp Pro Forma, assuming the Reorganization takes place. The examples assume that you invest $10,000 in the Funds for the one-, three-, five- and ten-year periods as indicated. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Examples of Fund Expenses

	Class A Shares
	One Year	Three Years	Five Years	Ten Years
Huntington Mid Corp	$628	950	1,295	2,264
Huntington New Economy	$651	1,020	1,413	2,511
Huntington Mid Corp (Pro Forma)	$629	953	1,299	2,274

	Trust Shares
	One Year	Three Years	Five Years	Ten Years
Huntington Mid Corp	$135	421	729	1,601
Huntington New Economy	$160	496	855	1,867
Huntington Mid Corp (Pro Forma)	$136	425	734	1,613

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Funds’ portfolio turnover rates were 281% and 25% of the average value of the portfolios of Huntington New Economy and Huntington Mid Corp, respectively.

Performance Records

The following charts show the past performance record of each Fund.

Huntington New Economy

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q2 2009 Q4 2008	20.67% (31.88)%

This table shows the Fund’s average annual total returns for periods ended December 31, 2011.	Average Annual Total Return Table (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
New Economy Fund — Trust Shares
Returns before taxes	(17.44)%	(7.47)%	1.67%
Returns after taxes on distributions(1)	(17.44)%	(7.99)%	1.25%
Returns after taxes on distributions and sales of Trust shares(1)	(11.34)%	(5.95)%	1.63%

New Economy Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	(21.55)%	(8.59)%	0.91%

Standard & Poor’s MidCap 400 Growth Index (S&P 400 GI) (reflects no deduction for fees, expenses or taxes)(2)	(0.94)%	5.26%	6.48%

Standard & Poor’s MidCap 400 Index (S&P 400) (reflects no deduction for fees, expenses or taxes)(3)	(1.73)%	3.32%	7.04%

Lipper MultiCap Growth Index(4)	(4.02)%	0.87%	2.78%

(1)

After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. “Returns after taxes on distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. “Returns after taxes on distributions and sales of Trust shares” assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The unmanaged S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity growth performance. It is a float-adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been identified as being on the growth and growth value spectrums. The Advisor elected to change the benchmark index from the S&P 400 to the S&P 400 GI because the S&P 400 GI is more reflective of the securities in which the Fund invests.

(3)

The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(4)

The Lipper Multi-Cap Growth Index is an index composed of the 30 largest funds by portfolio practice which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value.

Huntington Mid Corp

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q3 2009 Q4 2008	16.79% (24.91)%

This table shows the Fund’s average annual total returns for periods ended December 31, 2011.	Average Annual Total Return Table (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Mid Corp America Fund — Trust Shares
Returns before taxes	(2.37)%	1.40%	5.62%
Returns after taxes on distributions(1)	(3.81)%	0.67%	5.21%
Returns after taxes on distributions and sales of Trust shares(1)	0.28%	1.18%	4.92%

Mid Corp America Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	(7.19)%	0.18%	4.84%

Standard & Poor’s MidCap 400 Index (S&P 400) (reflects no deduction for fees, expenses or taxes)(2)	(1.73)%	3.32%	7.04%

Russell Midcap Index (RMCI) (reflects no deduction for fees, expenses or taxes)(3)	(1.55)%	1.41%	6.99%

Lipper Mid-Cap Core Average (LMCC) (reflects no deduction for fees, expenses or taxes)(4)	(3.38)%	1.11%	5.34%

(1)

After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. “Returns after taxes on distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. “Returns after taxes on distributions and sales of Trust shares” assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)	The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing the mid-range sector of the U.S. stock market.

(3)	The unmanaged RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.
(4)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Management of the Funds

Investment Advisor

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of Huntington National Bank (“Huntington Bank”), is the investment advisor to the Huntington Funds. As of December 31, 2011, the Advisor had assets under management of $3.4 billion. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

Huntington Bank, 41 South High Street, Columbus, Ohio 43215, is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2011, Huntington Bank had assets of over $54 billion.

As compensation for its investment advisory services, the Trust pays the Advisor management fees as a percentage of average daily net assets as follows:

Huntington Mid Corp	Up to $500 million	0.75%
	On the next $500 million to $1 billion	0.70%
	In excess of $1 billion	0.65%
Huntington New Economy	Up to $500 million	0.85%
	On the next $500 million to $1 billion	0.80%
	In excess of $1 billion	0.75%

Portfolio Managers

Christopher M. Rowane, Senior Vice President of the Advisor, has served as Portfolio Manager of Huntington Mid Corp since 2001.

Randy Hare, Vice President of the Advisor, has served as Portfolio Manager of Huntington New Economy since 2007.

For more detailed information about the portfolio managers, including each portfolio manager’s principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for each Fund.

Comparison of Share Classes, Sales Charges and Rule 12b-1 Fees

Share Classes

Each Fund offers two share classes, Trust Shares and Class A Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices. Class A shares of the Acquiring Fund will be issued for Class A shares of the Acquired Fund. Trust shares of the Acquiring Fund will be issued for Trust shares of the Acquired Fund.

Sales Charges

Class A shares of each of the Funds are offered at their public offering price, which is its NAV plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are some instances where investors can purchase Class A shares without a sales charge. More detailed information about sales charges can be found in the respective Fund prospectuses.

Trust shares of each of the Funds are offered at their public offering price, which is its NAV. There are no sales charges on Trust shares. Trust shares are available for purchase only to fiduciary, advisory and agency accounts of Huntington Bank correspondent banks and the Huntington Asset Allocation Funds, as well as participants in special programs that may be offered from time to time through financial intermediaries.

No sales charges will be imposed on existing shareholders in connection with the Reorganization.

Distribution and Service (Rule 12b-1) Fee Comparison

The Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for Huntington Mid Corp and Huntington New Economy which allows the Funds to pay fees to financial intermediaries for the sale and distribution of shares. There will be no change in the fee rates paid by shareholders pursuant to the Plan.

Purchases and Redemptions

Each Fund has the same purchase and redemption procedures. You may purchase shares on any business day when the New York Stock Exchange (“NYSE”) is open. You may redeem shares on any business day when the NYSE is open.

Exchanges

Each Fund has the same exchange privileges. On any business day when the NYSE is open, you may exchange shares of each Fund for the same class of shares of any other Huntington Fund offering such shares.

For more information, see the section “Shareholder Information” in the respective Fund prospectuses.

Dividends and Distributions

Each Fund has the same dividend distribution policy. Each Fund declares and pays dividends on investment income, if any, annually. Each Fund distributes its capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund, or paid in cash, if a shareholder has elected this option. See the respective Funds’ prospectuses for further information concerning dividends and distributions.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fiscal Year

Huntington New Economy and Huntington Mid Corp currently operate on a fiscal year ending December 31. Following the Reorganization, Huntington Mid Corp will assume the financial history of Huntington New Economy and continue to operate on a fiscal year ending December 31 of each year.

Expenses of The Reorganization

The expenses associated with the transactions contemplated by the Reorganization Plan shall be borne by the Funds.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. No gain or loss will be recognized as a consequence of the Reorganization by Huntington New Economy (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of Huntington New Economy as a result of Huntington Mid Corp’s distribution of its corresponding Fund shares to such shareholders in exchange for such shareholder’s New Economy Fund shares. In addition, a shareholder’s tax basis for shares held in Huntington New Economy will carry over to the shares of Huntington Mid Corp acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to Huntington Mid Corp shares received in the Reorganization. As a condition to the closing of the proposed Reorganization, each of the Trust and the Acquiring Fund shall have received a legal opinion from Sullivan & Worcester LLP to the effect that, while the matter is not entirely free from doubt, the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain assumptions and conditions and on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Trust and the Acquiring Fund) being true and complete at the time of the Closing Date and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved).

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, Huntington New Economy would recognize gain or loss on the transfer of its assets to Huntington Mid Corp and each shareholder of Huntington New Economy would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of Huntington New Economy and the fair market value of the shares of Huntington Mid Corp it receives.

Immediately prior to the Closing Date, Huntington New Economy shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of December 31, 2011, and the capitalization of Huntington Mid Corp on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.65 Class A shares and 0.65 Trust Class shares of Huntington Mid Corp for each Class A share and Trust Class share, respectively, of Huntington New Economy.

Capitalization of Huntington New Economy, Huntington Mid Corp and Huntington Mid Corp (Pro Forma) (unaudited)

	Huntington New Economy	Huntington Mid Corp	Adjustments	Huntington Mid Corp Pro Forma (After Reorganization)
Net Assets (in 000’s)
Class A	$3,006	6,610	1 (1)	9,615
Trust Class	$14,971	122,124	16 (1)	137,079

Total Net Assets	$17,977	128,734	17	146,694

Net Asset Value Per Share
Class A	$8.64	13.37		13.37
Trust Class	$8.90	13.76		13.76

Shares Outstanding (in 000’s)
Class A	348	494	(123)	719
Trust Class	1,681	8,873	(592)	9,962

Total Shares Outstanding	2,029	9,367	(715)	10,681

(1)	Reflects estimated merger expenses of $17,000.

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Huntington New Economy and Huntington Mid Corp are series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust was reorganized as a Delaware statutory trust in June 2006, and is governed by its Declaration of Trust and By-Laws, as amended, its Board of Trustees, and applicable Delaware and federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of Huntington New Economy and Huntington Mid Corp and 36 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of Huntington New Economy are offered in two classes (Class A Shares and Trust Shares) while Huntington Mid Corp also offers Class A Shares and Trust Shares. Shares of the classes of each Fund represent equal pro rata interests in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of Huntington New Economy and Huntington Mid Corp, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its Bylaws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Bylaws and Delaware and federal law directly for more complete information.

Shareholder Information

As of March 31, 2012, the total number of shares of Huntington New Economy outstanding was as follows:

Number of Shares
Class A Shares	330,414.884
Trust Class Shares	1,376,141.740

Total	1,706,556.624

As of March 31, 2012, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Huntington New Economy.

As of March 31, 2012, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Huntington Mid Corp.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Huntington New Economy and Huntington Mid Corp as of March 31, 2012, were as follows:

Huntington Mid Corp America—A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	40,682.416	8.49%	0.38%

Huntington Mid Corp America—Trust

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	5,260,224.566	61.54%	49.01%

NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	2,493,270.633	29.17%	23.23%

NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	558,662.136	6.54%	5.20%

Huntington New Economy Fund—A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	29,749.780	9.00%	0.28%

NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	24,008.519	7.27%	0.22%

Huntington New Economy Fund—Trust

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	1,074,701.129	78.10%	10.01%

NFS LLC FEBO 7 EASTON OVAL COLUMBUS, OH 43219	250,615.925	18.21%	2.33%

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to Huntington New Economy, for the year ended as of December 31, 2011, including the financial statements and financial highlights for the periods indicated therein, audited by Ernst & Young LLP, independent registered public accounting firm has been incorporated by reference herein and in the Registration Statement in reliance on their report given on their authority of said firm as experts in accounting and auditing.

The Annual Report of the Trust relating to Huntington Mid Corp, for the year ended as of December 31, 2011, including the financial statements and financial highlights for the periods indicated therein, audited by Ernst & Young LLP, independent registered public accounting firm has been incorporated by reference herein and in the Registration Statement in reliance on their report given on their authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Huntington Mid Corp will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

April 20, 2011

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of January, 2012, by and between The Huntington Funds, a Delaware statutory trust, with its principal place of business at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208 (the “Trust”), with respect to its Huntington Mid Corp America Fund (the “Acquiring Fund”), and the Trust, with respect to its Huntington New Economy Fund (the “Selling Fund”).

The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund’s assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

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The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Schedule 14C Information Statement which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

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1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Selling Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund’s assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Class A shares of the Acquiring Fund will be issued for Class A shares of the Acquired Fund. Trust shares of the Acquiring Fund will be issued for Trust shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Huntington Asset Services, Inc., the Acquiring Fund’s and the Selling Fund’s transfer agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Selling Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about March 23, 2012 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. EST at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the

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Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Selling Fund at December 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

(h) Since December 31, 2011, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business,

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or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

(l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Schedule 14C Information Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Schedule 14C Information Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust.

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(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The prospectus and statement of additional information, as of the date of the Schedule 14C Information Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund at December 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since December 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation

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of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Schedule 14C Information Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the

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Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Schedule 14C Information Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Schedule 14C Information Statement or the Closing Date required to be described in the Schedule 14C Information Statement or to be filed as exhibits to the Schedule 14C Information Statement which are not described or filed as required.

(i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its

8

properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Schedule 14C Information Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-laws, or a material

9

provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Selling Fund, the descriptions in the Schedule 14C Information Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Schedule 14C Information Statement or the Closing Date, required to be described in the Schedule 14C Information Statement or to be filed as exhibits to the Schedule 14C Information Statement which are not described or filed as required.

(h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Schedule 14C Information Statement.

(i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s

10

investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

(a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Trust. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Schedule 14C Information Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Schedule 14C Information

11

Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE HUNTINGTON FUNDS ON BEHALF OF HUNTINGTON NEW ECONOMY FUND

By:
Name:
Title:

THE HUNTINGTON FUNDS ON BEHALF OF HUNTINGTON MID CORP AMERICA FUND

By:
Name:
Title:

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STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

HUNTINGTON NEW ECONOMY FUND

a series of

The Huntington Funds

2960 N. Meridian Street

Indianapolis, IN 46208

(800) 253-0412

BY AND IN EXCHANGE FOR SHARES OF

HUNTINGTON MID CORP AMERICA FUND

another series of

The Huntington Funds

This Statement of Additional Information, dated April 20, 2012, relating specifically to the proposed transfer of the assets and liabilities of Huntington New Economy Fund (“Huntington New Economy”), a series of the Huntington Funds (the “Trust”) to Huntington Mid Corp America Fund (“Huntington Mid Corp”), another series of the Trust, in exchange for Class A shares and Trust shares of beneficial interest, no par value, of Huntington Mid Corp (to be issued to holders of shares of Huntington New Economy), consists of the information set forth below pertaining to Huntington New Economy and Huntington Mid Corp and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to Huntington New Economy and Huntington Mid Corp, dated May 2, 2011; and

(2)	Annual Report of the Trust relating to Huntington New Economy and Huntington Mid Corp for the year ended December 31, 2011.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Huntington New Economy and Huntington Mid Corp dated April 20, 2012. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

Shown below are the financial statements for the Reorganization as of the dates indicated and Pro Forma Financial Statements for Huntington Mid Corp America Fund. The first table presents Portfolios of Investments for each Fund and pro forma figures for the Huntington Mid Corp America Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Huntington Mid Corp America Fund. The first and second tables assume the Reorganization was consummated on December 31, 2011. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Huntington Mid Corp America Fund, and assumes the Reorganization was consummated on December 31, 2011. These tables are followed by the Pro Forma Notes to the Financial Statements.

Pro Forma Combined Portfolios of Investments

As of December 31, 2011 (unaudited)

	Huntington New Economy Fund		Huntington Mid Corp America Fund		Huntington Mid Corp America Fund Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
Common Stocks — 95.9%

Consumer Discretionary — 10.7%
Advance Auto Parts, Inc.	—	$—	7,120	$495,766	7,120	$495,766
American Public Education, Inc. *	—	—	8,300	359,224	8,300	359,224
Bob Evans Farms, Inc.	—	—	25,340	849,904	25,340	849,904
BorgWarner, Inc. *	—	—	22,400	1,427,776	22,400	1,427,776
Coinstar, Inc. *	—	—	15,980	729,327	15,980	729,327
Dick’s Sporting Goods, Inc.	16,000	590,080	—	—	16,000	590,080
Fossil, Inc. *	6,000	476,160	—	—	6,000	476,160
Guess?, Inc.	—	—	20,670	616,379	20,670	616,379
Iconix Brand Group, Inc. *	—	—	40,260	655,835	40,260	655,835
Kohl's Corp.	—	—	25,870	1,276,684	25,870	1,276,684
Mohawk Industries, Inc. *	—	—	19,500	1,167,075	19,500	1,167,075
Nordstrom, Inc.	—	—	43,640	2,169,344	43,640	2,169,344
PetSmart, Inc.	—	—	24,650	1,264,298	24,650	1,264,298
Ralph Lauren Corp.	—	—	6,710	926,517	6,710	926,517
Ross Stores, Inc.	—	—	15,540	738,616	15,540	738,616
Tractor Supply Co.	6,800	477,020	—	—	6,800	477,020
Vitamin Shoppe, Inc. *	—	—	18,000	717,840	18,000	717,840
Wolverine World Wide, Inc.	—	—	19,410	691,772	19,410	691,772

		1,543,260		14,086,357		15,629,617

Consumer Staples — 5.7%
Church & Dwight Co., Inc.	—	—	64,000	2,928,640	64,000	2,928,640
Constellation Brands, Inc., Class A *	—	—	25,950	536,387	25,950	536,387
Corn Products International, Inc.	—	—	31,670	1,665,525	31,670	1,665,525
Dr. Pepper Snapple Group, Inc.	—	—	28,900	1,140,972	28,900	1,140,972
Hansen Natural Corp. *	5,800	534,412	—	—	5,800	534,412
Ruddick Corp.	—	—	35,490	1,513,294	35,490	1,513,294

		534,412		7,784,818		8,319,230

Energy — 8.8%
Baker Hughes, Inc.	8,500	413,440	—	—	8,500	413,440
Carbo Ceramics, Inc.	4,600	567,318	—	—	4,600	567,318
Chesapeake Energy Corp.	—	—	53,070	1,182,930	53,070	1,182,930
Complete Production Services, Inc.*	11,200	375,872	—	—	11,200	375,872
CVR Energy, Inc. *	—	—	45,780	857,459	45,780	857,459
Helmerich & Payne, Inc.	—	—	20,320	1,185,875	20,320	1,185,875
HollyFrontier Corp.	25,978	607,885	—	—	25,978	607,885
Lone Pine Resources, Inc. *	—	—	92,897	651,208	92,897	651,208
Murphy Oil Corp.	—	—	16,710	931,415	16,710	931,415
Noble Energy, Inc.	—	—	31,200	2,944,968	31,200	2,944,968
Oceaneering International, Inc.	—	—	16,600	765,758	16,600	765,758
Seadrill Ltd.	—	—	43,500	1,443,330	43,500	1,443,330
Unit Corp. *	—	—	11,250	522,000	11,250	522,000
Weatherford International Ltd. *	—	—	36,600	535,824	36,600	535,824

		1,964,515		11,020,767		12,985,282

Financials — 10.4%
Cincinnati Financial Corp.	—	—	28,100	855,926	28,100	855,926
City National Corp.	—	—	26,900	1,188,442	26,900	1,188,442
Community Bank System, Inc.	—	—	27,390	761,442	27,390	761,442
Cullen/Frost Bankers, Inc.	—	—	14,390	761,375	14,390	761,375
Discover Financial Services	—	—	43,030	1,032,720	43,030	1,032,720
Everest Re Group Ltd.	—	—	4,310	362,428	4,310	362,428
First American Financial Corp.	—	—	83,580	1,058,959	83,580	1,058,959
First Niagara Financial Group, Inc.	—	—	59,900	516,937	59,900	516,937
Invesco Ltd.	—	—	21,800	437,962	21,800	437,962
Jones Lang LaSalle, Inc.	—	—	9,800	600,348	9,800	600,348
Montpelier Re Holdings Ltd.	31,600	560,900	—	—	31,600	560,900
Principal Financial Group, Inc.	—	—	45,400	1,116,840	45,400	1,116,840
Prosperity Bancshares, Inc.	—	—	21,800	879,630	21,800	879,630
T. Rowe Price Group, Inc.	—	—	11,120	633,284	11,120	633,284
Torchmark Corp.	—	—	45,885	1,990,950	45,885	1,990,950
Unum Group	—	—	65,273	1,375,302	65,273	1,375,302
Ventas, Inc.	12,000	661,560	9,700	534,761	21,700	1,196,321

		1,222,460		14,107,306		15,329,766

	Huntington New Economy Fund		Huntington Mid Corp America Fund		Huntington Mid Corp America Fund Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
Health Care — 12.1%
AmerisourceBergen Corp.	—	$—	37,470	$1,393,509	37,470	$1,393,509
athenahealth, Inc. *	13,100	643,472	—	—	13,100	643,472
Biogen Idec, Inc. *	—	—	12,430	1,367,921	12,430	1,367,921
Catalyst Health Solutions, Inc. *	9,900	514,800	—	—	9,900	514,800
Cepheid, Inc. *	14,900	512,709	—	—	14,900	512,709
Cerner Corp. *	12,200	747,250	—	—	12,200	747,250
Computer Programs & Systems, Inc.	8,400	429,324	—	—	8,400	429,324
Coventry Health Care, Inc. *	—	—	48,953	1,486,703	48,953	1,486,703
Life Technologies Corp. *	—	—	49,600	1,929,936	49,600	1,929,936
Lincare Holdings, Inc.	—	—	44,700	1,149,237	44,700	1,149,237
Mylan, Inc. *	29,900	641,654	—	—	29,900	641,654
Onyx Pharmaceuticals, Inc. *	14,000	615,300	—	—	14,000	615,300
Quest Diagnostics, Inc.	—	—	16,000	928,960	16,000	928,960
St. Jude Medical, Inc.	—	—	32,490	1,114,407	32,490	1,114,407
STERIS Corp.	—	—	23,520	701,366	23,520	701,366
Thermo Fisher Scientific, Inc. *	—	—	28,496	1,281,465	28,496	1,281,465
Watson Pharmaceutical, Inc. *	—	—	38,830	2,343,002	38,830	2,343,002

		4,104,509		13,696,506		17,801,015

Industrials — 14.2%
AECOM Technology Corp. *	—	—	35,300	726,121	35,300	726,121
Alliant Techsystems, Inc.	—	—	10,200	583,032	10,200	583,032
CNH Global NV *	—	—	30,200	1,086,898	30,200	1,086,898
Cooper Industries PLC	—	—	47,200	2,555,880	47,200	2,555,880
Corrections Corp. of America *	24,800	505,176	—	—	24,800	505,176
Cummins, Inc.	—	—	14,400	1,267,488	14,400	1,267,488
Elbit Systems Ltd.	—	—	16,000	650,400	16,000	650,400
EMCOR Group, Inc.	—	—	22,900	613,949	22,900	613,949
Flowserve Corp.	—	—	3,320	329,742	3,320	329,742
Jacobs Engineering Group, Inc. *	—	—	28,300	1,148,414	28,300	1,148,414
John Bean Technologies Corp.	—	—	53,400	820,758	53,400	820,758
Kennametal, Inc.	—	—	54,000	1,972,080	54,000	1,972,080
L-3 Communications Holdings, Inc.	—	—	19,890	1,326,265	19,890	1,326,265
Parker Hannifin Corp.	—	—	23,400	1,784,250	23,400	1,784,250
Rockwell International Corp.	—	—	9,270	680,140	9,270	680,140
Rollins, Inc.	—	—	34,280	761,702	34,280	761,702
Ryder System, Inc.	—	—	21,000	1,115,940	21,000	1,115,940
Thomas & Betts Corp. *	—	—	30,500	1,665,300	30,500	1,665,300
Titan Machinery, Inc. *	29,700	645,381	—	—	29,700	645,381
UniFirst Corp.	—	—	10,000	567,400	10,000	567,400

		1,150,557		19,655,759		20,806,316

Information Technology — 17.1%
Amdocs Ltd. *	—	—	11,000	313,830	11,000	313,830
Autodesk, Inc. *	—	—	62,300	1,889,559	62,300	1,889,559
BMC Software, Inc. *	—	—	19,170	628,393	19,170	628,393
Broadcom Corp., Class A *	—	—	24,200	710,512	24,200	710,512
Citrix Systems, Inc. *	—	—	40,580	2,464,018	40,580	2,464,018
Cognex Corp.	15,600	558,324	—	—	15,600	558,324
CTS Corp.	—	—	53,400	491,280	53,400	491,280
F5 Networks, Inc. *	5,100	541,212	—	—	5,100	541,212
Fidelity National Information Services, Inc.	—	—	32,866	873,907	32,866	873,907
Fiserv, Inc. *	—	—	14,100	828,234	14,100	828,234
FLIR Systems, Inc.	—	—	41,510	1,040,656	41,510	1,040,656
Forrester Research, Inc. *	—	—	40,000	1,357,600	40,000	1,357,600
Harris Corp.	—	—	33,000	1,189,320	33,000	1,189,320
InterDigital, Inc.	—	—	5,810	253,142	5,810	253,142
j2 Global, Inc.	—	—	27,560	775,538	27,560	775,538
JDA Software Group, Inc. *	—	—	29,000	939,310	29,000	939,310
Molex, Inc.	—	—	25,700	613,202	25,700	613,202
NCR Corp. *	—	—	30,800	506,968	30,800	506,968
NetApp, Inc. *	17,900	649,233	—	—	17,900	649,233
NVIDIA Corp. *	—	—	49,600	687,456	49,600	687,456
ON Semiconductor Corp. *	—	—	112,100	865,412	112,100	865,412
Progress Software Corp. *	—	—	25,800	499,230	25,800	499,230
Riverbed Technology, Inc. *	27,300	641,550	—	—	27,300	641,550
Salesforce.com, Inc. *	5,900	598,614	—	—	5,900	598,614
SanDisk Corp. *	—	—	17,360	854,286	17,360	854,286
Synopsys, Inc. *	—	—	31,600	859,520	31,600	859,520
Syntel, Inc.	—	—	20,600	963,462	20,600	963,462
Teradata Corp. *	—	—	50,280	2,439,083	50,280	2,439,083

		2,988,933		22,043,918		25,032,851

Materials — 6.1%
Albemarle Corp.	—	—	16,800	865,368	16,800	865,368
Allegheny Technologies, Inc.	—	—	7,152	341,866	7,152	341,866
American Vanguard Corp.	40,500	540,270	—	—	40,500	540,270
AptarGroup, Inc.	—	—	18,100	944,277	18,100	944,277
Ball Corp.	—	—	12,000	428,520	12,000	428,520
CF Industries Holdings, Inc.	3,800	550,924	—	—	3,800	550,924
Cia de Minas Buenaventura SA	—	—	18,170	696,638	18,170	696,638
FMC Corp.	—	—	27,000	2,323,080	27,000	2,323,080
PPG Industries, Inc.	—	—	12,280	1,025,257	12,280	1,025,257
Schnitzer Steel Industries, Inc.	—	—	6,000	253,680	6,000	253,680
Silver Wheaton Corp.	—	—	9,500	275,120	9,500	275,120
Sonoco Products Co.	—	—	20,000	659,200	20,000	659,200

		1,091,194		7,813,006		8,904,200

	Huntington New Economy Fund		Huntington Mid Corp America Fund		Huntington Mid Corp America Fund Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
Real Estate Investment Trusts — 6.6%
Alexandria Real Estate Equities, Inc.	—	$—	14,450	$996,617	14,450	$996,617
Entertainment Properties Trust	—	—	26,810	1,171,865	26,810	1,171,865
Federal Realty Investment Trust	—	—	9,300	843,975	9,300	843,975
Highwoods Properties, Inc.	—	—	22,470	666,685	22,470	666,685
Home Properties, Inc.	—	—	12,200	702,354	12,200	702,354
Liberty Property Trust	—	—	12,210	377,045	12,210	377,045
Mack-Cali Realty Corp.	—	—	21,510	574,102	21,510	574,102
Medical Properties Trust, Inc.	—	—	74,400	734,328	74,400	734,328
Mid-America Apartment Communities, Inc.	—	—	13,360	835,668	13,360	835,668
PS Business Parks, Inc.	—	—	16,690	925,127	16,690	925,127
Rayonier, Inc.	—	—	22,800	1,017,564	22,800	1,017,564
Sovran Self Storage, Inc.	—	—	18,260	779,154	18,260	779,154

		—		9,624,484		9,624,484

Telecommunication Services — 0.5%
MetroPCS Communications, Inc. *	—	—	28,150	244,342	28,150	244,342
TELUS Corp.	—	—	9,000	481,950	9,000	481,950

		—		726,292		726,292

Utilities — 3.7%
Alliant Energy Corp.	10,300	454,333	—	—	10,300	454,333
CMS Energy Corp.	—	—	18,620	411,130	18,620	411,130
DTE Energy Co.	—	—	6,980	380,061	6,980	380,061
National Fuel Gas Co.	5,500	305,690	13,950	775,341	19,450	1,081,031
New Jersey Resources Corp.	—	—	14,250	701,100	14,250	701,100
Portland General Electric Co.	—	—	33,700	852,273	33,700	852,273
Questar Corp.	—	—	63,000	1,251,180	63,000	1,251,180
Xcel Energy, Inc.	—	—	12,640	349,370	12,640	349,370

		760,023		4,720,455		5,480,478

Total Common Stocks		15,359,863		125,279,668		140,639,531

Cash Equivalents — 4.3%
Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	2,689,846	2,689,846	3,584,660	3,584,660	6,274,506	6,274,506

Total Cash Equivalents		2,689,846		3,584,660		6,274,506

Total Investments — 100.2%		18,049,709		128,864,328		146,914,037

Total Investments at Cost		18,953,085		85,266,531		104,219,616

Liabilities in Excess of Other Assets — (0.2)%		(72,273)		(130,946)		(220,219	)(c)

Net Assets — 100.0%		$17,977,436		$128,733,382		$146,693,818	(c)

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.
(c)	Includes estimated merger expenses of $17,000.
*	Non-income producing security.

Pro Forma Combined Statements of Assets and Liabilities

As of December 31, 2011 (unaudited)

	Huntington New Economy Fund	Huntington Mid Corp America Fund	Pro Forma Adjustments		Huntington Mid Corp America Fund Pro Forma Combined
Assets:
Investments, at cost	18,953,085	85,266,531	—		104,219,616

Investments, at value	15,359,863	125,279,668	—		140,639,531
Investments in affiliated securities, at value	2,689,846	3,584,660	—		6,274,506

Total investments	18,049,709	128,864,328	—		146,914,037

Income Receivable	7,898	168,201	—		176,099
Receivable for shares sold	5,712	37,404	—		43,116
Prepaid expenses and other assets	6,581	8,706	—		15,287

Total assets	18,069,900	129,078,639	—		147,148,539

Liabilities:
Payable to custodian	2,500	2,500	—		5,000
Payable for shares redeemed	52,839	166,515	—		219,354
Accrued expenses and other payables:
Investment advisor fees	15,308	84,423	—		99,731
Administration fees	3,281	20,509	—		23,790
Custodian fees	1,788	6,905	—		8,693
Professional fees	1,394	13,268	9,000	(a)	23,662
Financial administration fees	1,276	2,372	—		3,648
Distribution service fee	666	1,396	—		2,062
Shareholder services fee	4,502	28,141	—		32,643
Printing and postage	1,535	5,194	8,000	(a)	14,729
Transfer agent fees	5,830	11,201	—		17,031
Compliance service fees	352	1,089	—		1,441
Other	1,193	1,744	—		2,937

Total liabilities	92,464	345,257	—		454,721

Net Assets	17,977,436	128,733,382	(17,000)		146,693,818

Net Assets consist of:
Paid in capital	42,632,986	79,474,034	—		122,107,020
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(903,376)	43,597,797	—		42,694,421
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(23,752,174)	5,655,675	—		(18,096,499)
Accumulated net investment income (loss)	—	5,876	(17,000	)(a)	(11,124)

Net Assets	17,977,436	128,733,382	(17,000)		146,693,818

Net Assets
Trust Shares	14,970,969	122,123,586	(15,886)		137,078,669
Class A Shares	3,006,467	6,609,796	(1,114)		9,615,149
Shares outstanding
Trust Shares	1,681,557	8,873,002	(592,446)		9,962,113
Class A Shares	347,900	494,378	(123,120)		719,158
Net asset value, offering and redemption price per share
Trust Shares	8.90	13.76			13.76
Class A Shares	8.64	13.37			13.37

(a)	Reflects estimated merger expenses.

Pro Forma Combined Statements of Operations

Year Ended December 31, 2011 (unaudited)

	Huntington New Economy Fund	Huntington Mid Corp America Fund	Pro Forma Adjustments		Huntington Mid Corp America Fund Pro Forma Combined
Investment Income:
Dividend Income	263,668	2,015,894	—		2,279,562
Dividend Income from affiliated securities	423	682	—		1,105
Interest Income	—	—	—		—
Foreign dividend taxes withheld	(839)	(7,956)	—		(8,795)

Total investment income	263,252	2,008,620	—		2,271,872

Expenses:
Investment advisor fees	377,795	1,114,284	(44,446	) (a)	1,447,633
Administration fees	80,982	270,698	—		351,680
Custodian fees	10,576	38,295	—		48,871
Transfer and dividend disbursing agent fees and expenses	45,932	61,964	(2,000	) (b)	105,896
Trustees’ fees	5,420	12,256	—		17,676
Professional fees	10,438	30,767	(419	) (b)	40,786
Financial administration fees	4,091	5,319	(4,091	) (b)	5,319
Distribution services fee-Class A Shares	11,375	18,157	—		29,532
Shareholder services fee-Trust Shares	99,741	353,271	—		453,012
Shareholder services fee-Class A Shares	11,375	18,157	—		29,532
State registration costs	25,984	26,531	(25,984	) (b)	26,531
Offering Costs	—	—	—		—
Printing and postage	5,435	15,622	(1,429	) (b)	19,628
Insurance premiums	3,589	6,105	—		9,694
Compliance service fees	3,251	8,153	—		11,404
Other	3,545	5,106	(1,015	) (b)	7,636
Recoupment of prior expenses waived/reimbursed by advisor	—	—	—		—

Total expenses	699,529	1,984,685	(79,384)		2,604,830

Investment advisory fees waived	—	—	—		—
Distribution fees waived	—	—	—		—
Shareholder servicing fees waived	—	—	—		—
Reimbursement from Advisor	—	—	—		—

Net expenses	699,529	1,984,685	(79,384)		2,604,830

Net investment income	(436,277)	23,935	79,384		(332,958)

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	3,114,269	18,097,557	—		21,211,826
Net realized gain (loss) on option transactions	(2,740,207)	—	—		(2,740,207)
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	374,062	18,097,557	—		18,471,619
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(7,877,881)	(21,804,829)	—		(29,682,710)
Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(7,503,819)	(3,707,272)	—		(11,211,091)

Change in net assets resulting from operations	(7,940,096)	(3,683,337)	79,384		(11,544,049)

(a)	Decrease in expenses based on contract in effect for the surviving fund.
(b)	Decrease in expenses due to the elimination of duplicative expenses achieved by merging the funds.

Pro Forma Notes to the Financial Statements

At December 31, 2011 (unaudited)

Note 1 – Description

The Huntington Mid Corp America Fund (“Acquiring Fund”), a series of the Huntington Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

The Acquiring Fund consists of two classes of shares: Trust Shares and Class A Shares. All shareholders bear the common expenses of the Fund based on the daily net assets of each class of shares, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Huntington New Economy Fund (“Target Fund”), a series of the Trust, by the Acquiring Fund as if such acquisition had taken place as of December 31, 2011.

Note 2 – Basis of Combination

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended December 31, 2011. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio that are incorporated by reference in the Statement of Additional Information.

Note 3 – Security Valuation

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

Fund Name	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Huntington New Economy Fund
Common Stocks	15,359,863	—	—	15,359,863
Cash Equivalents	2,689,846	—	—	2,689,846

Total	18,049,709	—	—	18,049,709
Huntington Mid Corp America Fund
Common Stocks	125,279,668	—	—	125,279,668
Cash Equivalents	3,584,660	—	—	3,584,660

Total	128,864,328	—	—	128,864,328
Huntington Mid Corp America Fund Pro Forma Combined
Common Stocks	140,639,531	—	—	140,639,531
Cash Equivalents	6,274,506	—	—	6,274,506

Total	146,914,037	—	—	146,914,037

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

Note 4 – Capital Shares

The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of Target Fund by Acquiring Fund as of December 31, 2011. The number of retired shares was calculated by dividing the net asset value of Target Fund by the respective net asset value per share of Acquiring Fund. The pro forma number of shares outstanding, by class of shares, for the combined fund consists of the following at December 31, 2011:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Trust Shares	8,873,002	1,089,111	9,962,113
Class A Shares	494,378	224,780	719,158

Note 5 – Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

Note 6 – Reorganization Costs

The Acquiring Fund is expected to incur approximately $17,000 of expenses in connection with the Plan of Reorganization and will bear 100% of these costs and expenses. These costs represent the estimated non-recurring expense of the Acquiring Fund carrying out its obligations under the Plan of Reorganization and consist of management’s estimate of professional fees, printing and postage costs related to the proposed reorganization.